UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2022 (February 1, 2022)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	Laporte Road, Stallingborough Grimsby, North East Lincolnshire, DN40 2PR, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 1, 2022, Jonathan Flood, 41, was named the Principal Accounting Officer of Tronox Holdings plc (the “Company”). Prior to such appointment, Mr. Flood was VP, Corporate Controller of the Company.  Effective such date, Timothy C. Carlson, who was previously the Company’s Senior Vice President, Chief Financial Officer and Principal Accounting Officer, remained as the Company’s Senior Vice President and Chief Financial Officer.

Mr. Flood joined the Company in November 2019. As the Company’s Corporate Controller, Mr. Flood has had responsibility for global consolidations, technical accounting, worldwide external financial reporting, corporate financial policies and procedures, as well as the implementation of new accounting pronouncements and Securities and Exchange Commission (“SEC”) rules and regulations. Prior to joining the Company, Mr. Flood held various accounting positions at Linde plc (formerly Praxair, Inc.), a dual-listed, publicly traded global supplier of industrial gases and engineering company. Mr. Flood has more than 15 years of accounting experience with U.S. GAAP and International Financial Reporting Standards, technical accounting, global consolidation and integrations, financial statement preparation, multi-jurisdictional regulatory compliance including with respect to the SEC, and financial statement audits. Mr. Flood holds a Bachelor of Business Administration degree in Accounting from Pace University and is a certified public accountant.

There are no arrangements between Mr. Flood and any other persons that were made in connection with Mr. Flood’s appointment as the Principal Accounting Officer of the Company. There are no related party transactions between the Company and Mr. Flood that would be required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: February 2, 2022	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary